Exhibit 99.1

Banc of California Reports Third Quarter 2018 Earnings

SANTA ANA, Calif., (October 25, 2018) – Banc of California, Inc. (NYSE: BANC) today reported net income available to common stockholders of $3.8 million, for the third quarter of 2018, resulting in diluted earnings per common share of $0.07 for the quarter.

Highlights for the Third quarter included:

•	Strong Core Deposit Growth: Core deposits grew by $171 million, or an 11% annualized rate of growth, allowing for a $70 million reduction in wholesale funding.

•	Organic Loan Growth: Held for investment loans increased by $217 million during the quarter to $7.3 billion. Annualized loan portfolio growth for the year to date period was 12%.

•	Gross loan commitment originations totaled $907 million for the third quarter at an average production yield of 5.22%.

•	Continuation of Balance Sheet Re-Mix: Reduced securities by $237 million, or 10%, driven by the continued reduction of Collateralized Loan Obligations (“CLOs”).

•	Bolstered Talent: Named key leadership positions for Middle Market Banking and Business Banking.

•	Disciplined Expense Management: Third quarter noninterest expense totaled $61 million.

•

Strong Credit Performance: Non-performing assets of 0.25% and total delinquencies of 0.49%. Net charge-offs totaled $306,000. The ALLL / total loan ratio was 0.80% at quarter end, down from 0.81% at the prior quarter end and up from 0.72% a year ago.

•	Strong Capital Ratios: Called the Series C $40 million preferred equity class during the quarter. Common equity tier 1 capital ratio of 9.80%, compared to 9.91% a year ago.

The Company’s third quarter reported financial results included $7.6 million of legal and professional fees partially offset by a $1.7 million insurance recovery related to ongoing indemnification expense, a software write-off of $1.5 million and a $553,000 restructuring expense. The aggregate impact of these items resulted in $8.0 million of net, nonrecurring expenses for the quarter. In connection with redeeming all $40 million of the Series C preferred stock during the quarter, the Company recorded a one-time reduction to net income available to common stockholders of $2.3 million, which represented the issuance cost of the Series C preferred stock.

“We continue to execute on our strategic plan and the third quarter saw yet more progress,” said Doug Bowers, President and Chief Executive Officer of Banc of California. “We saw strong growth in our core deposits with balances increasing $171 million for the quarter or 11% annualized. Loan growth was also strong at $217 million or 12% annualized. Efforts to streamline, simplify and create efficiencies are also paying dividends as noninterest expense, excluding non-recurring items, once again declined. Credit quality remained strong with non-performing assets to total assets at 0.25%.”

The Company will host a conference call to discuss its third quarter 2018 financial results at 7:00 a.m. Pacific Time (PT) on Thursday, October 25, 2018. Interested parties are welcome to attend the conference call by dialing 888-317-6003, and referencing event code 1013055. A live audio webcast will also be available and the webcast link will be posted on the Company’s Investor Relations website at www.bancofcal.com/investor. The slide presentation for the call will also be available on the Company’s Investor Relations website prior to the call.

About Banc of California, Inc.

Banc of California, Inc. (NYSE: BANC) provides comprehensive banking services to California’s diverse businesses, entrepreneurs and communities. Banc of California operates 34 offices in California.

3 MacArthur Place  ●  Santa Ana, CA 92707  ●  (949) 236-5250  ●  www.bancofcal.com

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are necessarily subject to risk and uncertainty and actual results could differ materially from those anticipated due to various factors, including those set forth from time to time in the documents filed or furnished by Banc of California, Inc. with the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements and Banc of California, Inc. undertakes no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Source: Banc of California, Inc.

INVESTOR RELATIONS INQUIRIES:	MEDIA INQUIRIES:
Banc of California, Inc.	Abernathy MacGregor
John A. Bogler, (949) 236-5400	Ian Campbell / James Bourne / Sarah Dhanaphatana, (213) 630-6550 idc@abmac.com / jab@abmac.com / skd@abmac.com

Banc of California, Inc.

Consolidated Statements of Financial Condition

(Dollars in thousands)

(Unaudited)

	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
ASSETS
Cash and cash equivalents	$372,221	$385,691	$346,704	$387,699	$611,826
Time deposits in financial institutions	—	—	—	—	1,000
Securities available-for-sale	2,059,832	2,297,124	2,424,593	2,575,469	2,755,664
Loans held-for-sale	9,382	13,753	20,180	67,069	50,130
Loans and leases receivable	7,253,293	7,036,004	6,930,507	6,659,407	6,226,897
Allowance for loan and lease losses	(57,782)	(56,678)	(54,763)	(49,333)	(45,072)
Federal Home Loan Bank and other bank stock	71,308	75,737	82,715	75,654	67,063
Servicing rights, net	3,770	3,869	6,739	33,708	40,448
Other real estate owned, net	434	710	1,024	1,796	3,682
Premises and equipment, net	133,129	135,478	135,198	135,699	139,326
Investments in alternative energy partnerships, net	41,781	44,806	48,344	48,826	43,817
Goodwill	37,144	37,144	37,144	37,144	37,144
Other intangible assets, net	6,990	7,683	8,510	9,353	10,219
Deferred income tax, net	47,865	42,334	43,192	31,074	23,333
Income tax receivable	1,764	7,995	10,126	8,739	7,699
Bank owned life insurance investment	106,468	105,917	105,384	104,851	104,292
Other assets	152,933	155,298	153,834	161,797	142,985
Assets of discontinued operations	20,290	26,415	29,888	38,900	59,575

Total assets	$10,260,822	$10,319,280	$10,329,319	$10,327,852	$10,280,028

LIABILITIES AND STOCKHOLDERS’ EQUITY
Noninterest-bearing deposits	$1,061,557	$1,005,032	$1,039,116	$1,071,608	$1,075,782
Interest-bearing deposits	6,340,185	6,130,762	6,071,049	6,221,295	6,327,811

Total deposits	7,401,742	7,135,794	7,110,165	7,292,903	7,403,593
Advances from Federal Home Loan Bank	1,640,000	1,805,000	1,905,000	1,695,000	1,470,000
Securities sold under repurchase agreements	—	—	—	—	36,520
Notes payable, net	173,096	173,017	172,966	172,941	172,865
Reserve for loss on repurchased loans	2,575	3,149	3,426	6,306	6,173
Due on unsettled securities purchases	17,500	132,546	59,000	—	54,500
Accrued expenses and other liabilities	79,231	81,086	84,997	140,575	109,969
Liabilities of discontinued operations	—	—	9	7,819	12,500

Total liabilities	9,314,144	9,330,592	9,335,563	9,315,544	9,266,120
Commitments and contingent liabilities
Preferred stock	231,128	269,071	269,071	269,071	269,071
Common stock	518	517	517	517	542
Common stock, class B non-voting non-convertible	5	4	5	5	4
Additional paid-in capital	624,789	623,372	623,483	621,435	619,849
Retained earnings	140,971	143,880	141,008	144,839	145,420
Treasury stock	(28,786)	(28,786)	(28,786)	(28,786)	(28,786)
Accumulated other comprehensive (loss) income, net	(21,947)	(19,370)	(11,542)	5,227	7,808

Total stockholders’ equity	946,678	988,688	993,756	1,012,308	1,013,908

Total liabilities and stockholders’ equity	$10,260,822	$10,319,280	$10,329,319	$10,327,852	$10,280,028

Banc of California, Inc.

Consolidated Statements of Operations

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended					Nine Months Ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	September 30, 2018	September 30, 2017
Interest and dividend income
Loans, including fees	$84,795	$81,307	$74,912	$71,695	$70,208	$241,014	$209,376
Securities	20,599	21,455	21,631	23,170	24,337	63,685	76,572
Other interest-earning assets	2,380	2,423	2,164	2,292	2,206	6,967	6,085

Total interest and dividend income	107,774	105,185	98,707	97,157	96,751	311,666	292,033
Interest expense
Deposits	25,154	20,315	16,795	16,044	15,468	62,264	44,370
Federal Home Loan Bank advances	8,996	9,539	7,392	5,402	3,352	25,927	7,549
Securities sold under repurchase agreements	47	211	750	194	500	1,008	686
Notes payable and other interest-bearing liabilities	2,385	2,356	2,332	2,344	2,395	7,073	8,411

Total interest expense	36,582	32,421	27,269	23,984	21,715	96,272	61,016

Net interest income	71,192	72,764	71,438	73,173	75,036	215,394	231,017
Provision for loan and lease losses	1,410	2,653	19,499	5,052	3,561	23,562	8,647

Net interest income after provision for loan and lease losses	69,782	70,111	51,939	68,121	71,475	191,832	222,370
Noninterest income
Customer service fees	1,446	1,491	1,592	1,624	1,576	4,529	4,868
Loan servicing income (loss)	439	948	2,311	(2,416)	553	3,698	3,441
Net gain on sale of securities available for sale	13	278	5,241	2,688	7,625	5,532	12,080
Net gain (loss) on sale of loans	279	821	(41)	1,205	5,735	1,059	10,737
All other income (loss)	2,647	4,523	(521)	2,594	2,876	6,649	7,849

Total noninterest income	4,824	8,061	8,582	5,695	18,365	21,467	38,975
Noninterest expense
Salaries and employee benefits	24,832	29,440	31,115	33,146	30,216	85,387	96,007
Occupancy and equipment	8,213	7,883	7,687	9,565	10,085	23,783	30,529
Professional fees	11,966	6,303	9,177	7,853	7,697	27,446	34,564
Data processing	1,884	1,678	1,656	1,562	1,901	5,218	6,326
Advertising	3,152	2,864	3,277	1,420	1,051	9,293	3,893
Regulatory assessments	2,138	2,196	2,092	2,174	2,350	6,426	5,931
Reversal of provision for loan repurchases	(360)	(218)	(1,788)	(335)	(749)	(2,366)	(1,477)
Amortization of intangible assets	693	827	843	866	916	2,363	3,062
Restructuring expense	553	3,983	—	(43)	—	4,536	5,369
All other expenses	5,322	5,775	5,775	6,179	13,856	16,872	30,891

Total noninterest expense excluding loss (gain) on investments in alternative energy partnerships	58,393	60,731	59,834	62,387	67,323	178,958	215,095
Loss (gain) on investments in alternative energy partnerships	2,484	1,808	(34)	3,995	8,348	4,258	26,791

Total noninterest expense	60,877	62,539	59,800	66,382	75,671	183,216	241,886

Income from continuing operations before income taxes	13,729	15,633	721	7,434	14,169	30,083	19,459
Income tax expense (benefit)	3,301	1,779	(6,353)	(3,418)	(3,939)	(1,273)	(23,163)

Income from continuing operations	10,428	13,854	7,074	10,852	18,108	31,356	42,622

Income (loss) from discontinued operations before income taxes	924	1,281	2,044	765	(1,958)	4,249	6,399
Income tax expense (benefit)	256	355	560	315	(799)	1,171	2,614

Income (loss) from discontinued operations	668	926	1,484	450	(1,159)	3,078	3,785

Net income	11,096	14,780	8,558	11,302	16,949	34,434	46,407
Preferred stock dividends	4,970	5,113	5,113	5,113	5,112	15,196	15,338
Impact of preferred stock redemption	2,307	—	—	—	—	2,307	—

Net income available to common stockholders	$3,819	$9,667	$3,445	$6,189	$11,837	$16,931	$31,069

Basic earnings per total common share
Income from continuing operations	$0.06	$0.17	$0.03	$0.11	$0.25	$0.26	$0.52
Income (loss) from discontinued operations	0.01	0.02	0.03	0.01	(0.02)	0.06	0.08

Net income	$0.07	$0.19	$0.06	$0.12	$0.23	$0.32	$0.60

Diluted earnings per total common share
Income from continuing operations	$0.06	$0.16	$0.03	$0.11	$0.25	$0.26	$0.52
Income (loss) from discontinued operations	0.01	0.02	0.03	0.01	(0.02)	0.06	0.07

Net income	$0.07	$0.18	$0.06	$0.12	$0.23	$0.32	$0.59

Weighted average number of shares outstanding
Basic	50,656,076	50,593,429	50,590,545	50,532,544	50,362,314	50,613,590	50,160,928
Diluted	50,899,464	50,919,091	50,925,530	50,943,165	50,933,358	50,873,002	50,810,407
Dividends declared per common share	$0.13	$0.13	$0.13	$0.13	$0.13	$0.39	$0.39

Banc of California, Inc.

Reconciliation of Consolidated Statements of Operations between Continuing and Discontinued Operations

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended September 30, 2018			Nine Months Ended September 30, 2018
	Continuing Operations	Discontinued Operations	Consolidated Operations	Continuing Operations	Discontinued Operations	Consolidated Operations
Interest and dividend income	$107,774	$130	$107,904	$311,666	$505	$312,171
Interest expense	36,582	—	36,582	96,272	—	96,272

Net interest income	71,192	130	71,322	215,394	505	215,899
Provision for loan and lease losses	1,410	—	1,410	23,562	—	23,562

Net interest income after provision for loan and lease losses	69,782	130	69,912	191,832	505	192,337
Noninterest income
Customer service fees	1,446	—	1,446	4,529	—	4,529
Loan servicing income	439	—	439	3,698	—	3,698
Net gain on sale of securities available for sale	13	—	13	5,532	—	5,532
Net gain on sale of loans	279	—	279	1,059	—	1,059
Mortgage banking income	—	108	108	—	396	396
Gain on disposal of discontinued operations	—	—	—	—	1,275	1,275
All other income	2,647	786	3,433	6,649	2,200	8,849

Total noninterest income	4,824	894	5,718	21,467	3,871	25,338
Noninterest expense
Salaries and employee benefits	24,832	5	24,837	85,387	20	85,407
Occupancy and equipment	8,213	—	8,213	23,783	—	23,783
Professional fees	11,966	—	11,966	27,446	—	27,446
Data processing	1,884	—	1,884	5,218	—	5,218
Advertising	3,152	—	3,152	9,293	—	9,293
Regulatory assessments	2,138	—	2,138	6,426	—	6,426
Reversal of provision for loan repurchases	(360)	—	(360)	(2,366)	—	(2,366)
Loss on investments in alternative energy partnerships	2,484	—	2,484	4,258	—	4,258
Amortization of intangible assets	693	—	693	2,363	—	2,363
Restructuring expense	553	—	553	4,536	—	4,536
All other expenses	5,322	95	5,417	16,872	107	16,979

Total noninterest expense	60,877	100	60,977	183,216	127	183,343

Income before income taxes	13,729	924	14,653	30,083	4,249	34,332
Income tax (benefit) expense	3,301	256	3,557	(1,273)	1,171	(102)

Net income	$10,428	$668	$11,096	$31,356	$3,078	$34,434

Banc of California, Inc.

Selected Financial Data

(Dollars in thousands)

(Unaudited)

	Three Months Ended					Nine Months Ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	September 30, 2018	September 30, 2017
Profitability and other ratios of consolidated operations
Return on average assets (1)	0.43%	0.58%	0.34%	0.44%	0.67%	0.45%	0.58%
Return on average equity (1)	4.40%	5.92%	3.40%	4.42%	6.69%	4.57%	6.16%
Return on average tangible common equity (2)	2.49%	6.03%	2.37%	3.84%	7.16%	3.61%	6.46%
Dividend payout ratio (3)	185.71%	68.42%	216.67%	108.33%	56.52%	121.88%	65.00%
Net interest spread	2.62%	2.75%	2.74%	2.79%	2.92%	2.70%	2.96%
Net interest margin (1)	2.93%	3.01%	2.98%	3.01%	3.15%	2.97%	3.14%
Noninterest income to total revenue (4)	7.42%	11.16%	12.73%	8.07%	19.86%	10.50%	29.24%
Noninterest income to average total assets (1)	0.22%	0.36%	0.41%	0.25%	0.74%	0.33%	1.23%
Noninterest expense to average total assets (1)	2.38%	2.45%	2.36%	2.59%	3.10%	2.40%	3.79%
Efficiency ratio (5)	79.15%	76.17%	72.87%	83.37%	83.36%	76.00%	89.74%
Adjusted efficiency ratio including the pre-tax effect of investments in alternative energy partnerships (2) , (5)	77.88%	73.50%	65.70%	75.46%	72.49%	71.97%	77.58%
Average held-for-investment loans and leases to average deposits	97.00%	98.63%	94.87%	86.09%	77.33%	96.85%	72.88%
Average investment securities to average total assets	21.28%	22.27%	24.60%	26.10%	27.64%	22.71%	28.67%
Average stockholders’ equity to average total assets	9.85%	9.78%	9.94%	9.98%	9.95%	9.85%	9.45%
Allowance for loan and lease losses (ALLL)
Balance at beginning of period	$56,678	$54,763	$49,333	$45,072	$42,385	$49,333	$40,444
Loans and leases charged off	(388)	(950)	(14,639)	(1,367)	(959)	(15,977)	(4,214)
Recoveries	82	212	570	576	85	864	195
Provision for loan and lease losses	1,410	2,653	19,499	5,052	3,561	23,562	8,647

Balance at end of period	$57,782	$56,678	$54,763	$49,333	$45,072	$57,782	$45,072

Annualized net loan charge-offs to average total loans and leases held-for-investment	0.02%	0.04%	0.84%	0.05%	0.06%	0.29%	0.09%
Reserve for loss on repurchased loans
Balance at beginning of period	$3,149	$3,426	$6,306	$6,173	$8,028	6,306	$7,974
Provision (reversal) for loan repurchases	(342)	(165)	(1,786)	(326)	(651)	(2,293)	136
Utilization of reserve for loan repurchases	(232)	(112)	(1,094)	(301)	(1,204)	(1,438)	(1,937)
Other adjustments	—	—	—	760	—	—	—

Balance at end of period	$2,575	$3,149	$3,426	$6,306	$6,173	$2,575	$6,173

(1)	Ratios are presented on an annualized basis.
(2)	The ratios are determined by methods other than in accordance with U.S. generally accepted accounting principles (GAAP). See Non-GAAP measures section for reconciliation of the calculation.
(3)	The ratio is calculated by dividing dividends declared per common share by basic earnings per share.
(4)	Total revenue is equal to the sum of net interest income before provision for loan and lease losses and noninterest income.
(5)	The ratios are calculated by dividing noninterest expense by the sum of net interest income before provision for loan and lease losses and noninterest income.

Banc of California, Inc.

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Asset quality information and ratios
Delinquent loans and leases held-for-investment
30 to 89 days delinquent	$20,265	$15,097	$31,936	$32,087	$20,286
90+ days delinquent	15,269	11,453	11,526	9,542	11,150

Total delinquent loans	$35,534	$26,550	$43,462	$41,629	$31,436

Total delinquent loans and leases to total loans and leases	0.49%	0.38%	0.63%	0.63%	0.50%
Non-performing assets, excluding loans held-for-sale
Non-performing loans and leases	$25,523	$22,290	$21,220	$19,382	$12,275
90+ days delinquent and still accruing loans and leases	—	—	—	—	—
Other real estate owned	434	710	1,024	1,796	3,682

Non-performing assets	$25,957	$23,000	$22,244	$21,178	$15,957

ALLL to non-performing loans and leases	226.39%	254.28%	258.07%	254.53%	367.19%
Non-performing loans and leases to total loans and leases	0.35%	0.32%	0.31%	0.29%	0.20%
Non-performing assets to total assets	0.25%	0.22%	0.22%	0.21%	0.16%
Troubled debt restructurings (TDRs)
Performing TDRs	$5,580	$5,648	$5,787	$5,646	$5,668
Non-performing TDRs	2,684	2,701	2,632	2,675	–

Total TDRs	$8,264	$8,349	$8,419	$8,321	$5,668

Loans and leases and ALLL by loan origination type
Loan and lease breakdown by origination type
Originated loans and leases	$6,683,683	$6,446,127	$6,295,843	$5,988,101	$5,488,018
Acquired loans not impaired at acquisition	569,610	589,877	634,664	671,306	738,879

Total loans and leases	$7,253,293	$7,036,004	$6,930,507	$6,659,407	$6,226,897

ALLL breakdown by origination type
Originated loans and leases	$56,672	$55,534	$53,605	$48,110	$43,723
Acquired loans not impaired at acquisition	1,110	1,144	1,158	1,223	1,349

Total ALLL	$57,782	$56,678	$54,763	$49,333	$45,072

Discount on Purchased/Acquired Loans
Acquired loans not impaired at acquisition	$12,311	$12,932	$14,255	$14,943	$15,983

Total Discount	$12,311	$12,932	$14,255	$14,943	$15,983

Percentage of ALLL to:
Originated loans and leases	0.85%	0.86%	0.85%	0.80%	0.80%
Originated loans and leases and acquired loans not impaired at acquisition	0.80%	0.81%	0.79%	0.74%	0.72%
Total loans and leases	0.80%	0.81%	0.79%	0.74%	0.72%

Banc of California, Inc.

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Composition of held-for-investment loans and leases
Commercial real estate	$823,193	$793,855	$773,193	$717,415	$713,120
Multifamily	2,112,190	1,959,965	1,944,082	1,816,141	1,617,890
Construction	200,294	211,110	200,766	182,960	176,397
Commercial and industrial	1,673,055	1,742,559	1,638,559	1,701,951	1,602,805
SBA	71,494	78,092	79,022	78,699	78,604
Lease financing	—	—	3	13	91

Total commercial loans	4,880,226	4,785,581	4,635,625	4,497,179	4,188,907

Single family residential mortgage	2,300,069	2,174,183	2,201,358	2,055,649	1,920,310
Other consumer	72,998	76,240	93,524	106,579	117,680

Total consumer loans	2,373,067	2,250,423	2,294,882	2,162,228	2,037,990

Total gross loans and leases	$7,253,293	$7,036,004	$6,930,507	$6,659,407	$6,226,897

Composition percentage of held-for-investment loans and leases
Commercial real estate	11.3%	11.3%	11.2%	10.8%	11.5%
Multifamily	29.1%	27.9%	28.1%	27.3%	26.0%
Construction	2.8%	3.0%	2.9%	2.7%	2.8%
Commercial and industrial	23.1%	24.8%	23.6%	25.5%	25.7%
SBA	1.0%	1.1%	1.1%	1.2%	1.3%
Lease financing	0.0%	0.0%	0.0%	0.0%	0.0%

Total commercial loans	67.3%	68.1%	66.9%	67.5%	67.3%

Single family residential mortgage	31.7%	30.9%	31.8%	30.9%	30.8%
Other consumer	1.0%	1.0%	1.3%	1.6%	1.9%

Total consumer loans	32.7%	31.9%	33.1%	32.5%	32.7%

Total gross loans and leases	100.0%	100.0%	100.0%	100.0%	100.0%

Composition of deposits
Noninterest-bearing checking	$1,061,557	$1,005,032	$1,039,116	$1,071,608	$1,075,782
Interest-bearing checking	1,713,790	1,778,400	1,864,629	2,089,016	2,011,943
Money market	856,886	1,136,335	1,091,735	1,146,859	1,728,937
Savings	1,269,489	1,175,275	1,051,267	1,059,628	945,699
Brokered certificates of deposit	987,771	686,203	974,706	915,623	708,559
Non-brokered certificates of deposit	1,512,249	1,354,549	1,088,712	1,010,169	932,673

Total deposits	$7,401,742	$7,135,794	$7,110,165	$7,292,903	$7,403,593

Composition percentage of deposits
Noninterest-bearing checking	14.3%	14.1%	14.6%	14.7%	14.5%
Interest-bearing checking	23.2%	24.9%	26.2%	28.7%	27.2%
Money market	11.6%	15.9%	15.4%	15.7%	23.3%
Savings	17.2%	16.5%	14.8%	14.5%	12.8%
Brokered certificates of deposit	13.3%	9.6%	13.7%	12.5%	9.6%
Non-brokered certificates of deposit	20.4%	19.0%	15.3%	13.9%	12.6%

Total deposits	100.0%	100.0%	100.0%	100.0%	100.0%

Capital Ratios
Banc of California, Inc.
Total risk-based capital ratio	14.05%	14.71%	14.60%	14.56%	14.48%
Tier 1 risk-based capital ratio	13.15%	13.83%	13.74%	13.79%	13.77%
Common equity tier 1 capital ratio	9.80%	9.90%	9.80%	9.92%	9.91%
Tier 1 leverage ratio	8.99%	9.30%	9.21%	9.39%	9.55%
Banc of California, NA
Total risk-based capital ratio	15.94%	16.63%	16.53%	16.56%	16.39%
Tier 1 risk-based capital ratio	15.04%	15.74%	15.67%	15.78%	15.68%
Common equity tier 1 capital ratio	15.04%	15.74%	15.67%	15.78%	15.68%
Tier 1 leverage ratio	10.29%	10.58%	10.50%	10.67%	10.88%

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	September 30, 2018			June 30, 2018			March 31, 2018
	Average Balance	Interest	Yield / Cost	Average Balance	Interest	Yield / Cost	Average Balance	Interest	Yield / Cost
Interest earning assets
Loans held-for-sale (1)	$42,754	$263	2.44%	$54,791	$328	2.40%	$97,095	$297	1.24%
SFR mortgage	2,222,602	23,461	4.19%	2,223,608	22,790	4.11%	2,122,666	21,352	4.08%
Seasoned SFR mortgage loan pools	—	—	—	—	—	—	—	—	—
Commercial real estate, multifamily, and construction	3,091,706	35,838	4.60%	2,989,014	33,736	4.53%	2,856,290	31,439	4.46%
Commercial and industrial, SBA, and lease financing	1,739,711	24,382	5.56%	1,707,478	23,664	5.56%	1,625,549	20,850	5.20%
Other consumer	69,600	981	5.59%	80,188	978	4.89%	103,676	1,160	4.54%

Gross loans and leases	7,166,373	84,925	4.70%	7,055,079	81,496	4.63%	6,805,276	75,098	4.48%
Securities	2,163,037	20,599	3.78%	2,279,416	21,455	3.78%	2,525,220	21,631	3.47%
Other interest-earning assets	335,160	2,380	2.82%	392,342	2,423	2.48%	407,064	2,164	2.16%

Total interest-earning assets	9,664,570	107,904	4.43%	9,726,837	105,374	4.35%	9,737,560	98,893	4.12%
Allowance for loan and lease losses	(56,730)			(54,903)			(49,257)
BOLI and non-interest earning assets	554,636			565,224			574,930

Total assets	$10,162,476			$10,237,158			$10,263,233

Interest-bearing liabilities
Savings	$1,231,696	5,122	1.65%	$1,055,693	3,886	1.48%	$1,055,338	3,300	1.27%
Interest-bearing checking	1,789,679	5,054	1.12%	1,822,856	4,182	0.92%	1,976,160	4,108	0.84%
Money market	966,165	3,455	1.42%	1,134,280	3,689	1.30%	1,076,117	2,834	1.07%
Certificates of deposit	2,332,181	11,523	1.96%	2,079,932	8,558	1.65%	1,906,556	6,553	1.39%

Total interest-bearing deposits	6,319,721	25,154	1.58%	6,092,761	20,315	1.34%	6,014,171	16,795	1.13%
FHLB advances	1,528,674	8,996	2.33%	1,827,307	9,539	2.09%	1,711,089	7,392	1.75%
Securities sold under repurchase agreements	6,418	47	2.91%	29,907	211	2.83%	119,543	750	2.54%
Long-term debt and other interest-bearing liabilities	174,361	2,385	5.43%	174,296	2,356	5.42%	174,424	2,332	5.42%

Total interest-bearing liabilities	8,029,174	36,582	1.81%	8,124,271	32,421	1.60%	8,019,227	27,269	1.38%
Noninterest-bearing deposits	1,023,890			1,004,502			1,056,700
Non-interest-bearing liabilities	108,593			107,529			167,345

Total liabilities	9,161,657			9,236,302			9,243,272
Total stockholders’ equity	1,000,819			1,000,856			1,019,961

Total liabilities and stockholders’ equity	$10,162,476			$10,237,158			$10,263,233

Net interest income/spread		$71,322	2.62%		$72,953	2.75%		$71,624	2.74%

Net interest margin			2.93%			3.01%			2.98%
Ratio of interest-earning assets to interest-bearing liabilities	120.37%			119.73%			121.43%
Total deposits	$7,343,611	$25,154	1.36%	$7,097,263	$20,315	1.15%	$7,070,871	$16,795	0.96%
Total funding (2)	$9,053,064	$36,582	1.60%	$9,128,773	$32,421	1.42%	$9,075,927	$27,269	1.22%

(1)	Includes loans held-for-sale of discontinued operations.
(2)

Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid, Continued

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	December 31, 2017			September 30, 2017
	Average Balance	Interest	Yield / Cost	Average Balance	Interest	Yield / Cost
Interest earning assets
Loans held-for-sale (1)	$127,139	$363	1.13%	$246,675	$2,319	3.73%
SFR mortgage	1,957,754	19,487	3.95%	1,775,443	17,435	3.90%
Seasoned SFR mortgage loan pools	—	—	—	84,128	1,208	5.70%
Commercial real estate, multifamily, and construction	2,613,940	29,696	4.51%	2,494,284	28,659	4.56%
Commercial and industrial, SBA, and lease financing	1,630,886	20,989	5.11%	1,553,816	20,141	5.14%
Other consumer	107,664	1,233	4.54%	114,569	1,363	4.72%

Gross loans and leases	6,437,383	71,768	4.42%	6,268,915	71,125	4.50%
Securities	2,653,838	23,170	3.46%	2,791,585	24,337	3.46%
Other interest-earning assets	548,171	2,292	1.66%	519,593	2,206	1.68%

Total interest-earning assets	9,639,392	97,230	4.00%	9,580,093	97,668	4.04%
Allowance for loan and lease losses	(45,681)			(42,696)
BOLI and non-interest earning assets	572,692			563,784

Total assets	$10,166,403			$10,101,181

Interest-bearing liabilities
Savings	$1,019,659	2,947	1.15%	$968,158	2,263	0.93%
Interest-bearing checking	2,082,677	4,267	0.81%	2,037,729	3,871	0.75%
Money market	1,294,537	3,262	1.00%	1,935,262	5,095	1.04%
Certificates of deposit	1,822,010	5,568	1.21%	1,560,078	4,239	1.08%

Total interest-bearing deposits	6,218,883	16,044	1.02%	6,501,227	15,468	0.94%
FHLB advances	1,448,326	5,402	1.48%	962,391	3,352	1.38%
Securities sold under repurchase agreements	33,513	194	2.30%	88,810	500	2.23%
Long-term debt and other interest-bearing liabilities	174,066	2,344	5.34%	173,772	2,395	5.47%

Total interest-bearing liabilities	7,874,788	23,984	1.21%	7,726,200	21,715	1.12%
Noninterest-bearing deposits	1,110,815			1,178,062
Non-interest-bearing liabilities	166,432			191,457

Total liabilities	9,152,035			9,095,719
Total stockholders’ equity	1,014,368			1,005,462

Total liabilities and stockholders’ equity	$10,166,403			$10,101,181

Net interest income/spread		$73,246	2.79%		$75,953	2.92%

Net interest margin			3.01%			3.15%
Ratio of interest-earning assets to interest-bearing liabilities	122.41%			123.99%
Total deposits	$7,329,698	$16,044	0.87%	$7,679,289	$15,468	0.80%
Total funding (2)	$8,985,603	$23,984	1.06%	$8,904,262	$21,715	0.97%

(1)	Includes loans held-for-sale of discontinued operations.
(2)

Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid, Continued

(Dollars in thousands)

(Unaudited)

	Nine Months Ended
	September 30, 2018			September 30, 2017
	Average Balance	Interest	Yield / Cost	Average Balance	Interest	Yield / Cost
Interest earning assets
Loans held-for-sale (1)	$64,681	$888	1.84%	$281,177	$6,979	3.32%
SFR mortgage	2,189,991	67,603	4.13%	2,081,088	60,873	3.91%
Seasoned SFR mortgage loan pools	—	—	—	129,949	5,474	5.63%
Commercial real estate, multifamily, and construction	2,979,866	101,013	4.53%	2,408,943	79,651	4.42%
Commercial and industrial, SBA, and lease financing	1,691,331	68,896	5.45%	1,542,884	59,347	5.14%
Other consumer	84,363	3,119	4.94%	118,600	4,031	4.54%

Gross loans and leases	7,010,232	241,519	4.61%	6,562,641	216,355	4.41%
Securities	2,321,231	63,685	3.67%	3,055,468	76,572	3.35%
Other interest-earning assets	377,925	6,967	2.46%	512,426	6,085	1.59%

Total interest-earning assets	9,709,388	312,171	4.30%	10,130,535	299,012	3.95%
Allowance for loan and lease losses	(53,657)			(42,297)
BOLI and non-interest earning assets	564,856			570,108

Total assets	$10,220,587			$10,658,346

Interest-bearing liabilities
Savings	$1,114,888	12,308	1.48%	$1,004,058	6,817	0.91%
Interest-bearing checking	1,862,215	13,345	0.96%	2,020,208	10,894	0.72%
Money market	1,058,451	9,978	1.26%	2,340,484	15,268	0.87%
Certificates of deposit	2,107,782	26,633	1.69%	1,699,865	11,391	0.90%

Total interest-bearing deposits	6,143,336	62,264	1.36%	7,064,615	44,370	0.84%
FHLB advances	1,688,355	25,927	2.05%	922,421	7,549	1.09%
Securities sold under repurchase agreements	51,542	1,008	2.61%	42,061	686	2.18%
Long-term debt and other interest-bearing liabilities	174,360	7,073	5.42%	219,080	8,411	5.13%

Total interest-bearing liabilities	8,057,593	96,272	1.60%	8,248,176	61,016	0.99%
Noninterest-bearing deposits	1,028,245			1,206,881
Non-interest-bearing liabilities	127,607			196,104

Total liabilities	9,213,445			9,651,161
Total stockholders’ equity	1,007,142			1,007,185

Total liabilities and stockholders’ equity	$10,220,587			$10,658,346

Net interest income/spread		$215,899	2.70%		$237,996	2.96%

Net interest margin			2.97%			3.14%
Ratio of interest-earning assets to interest-bearing liabilities	120.50%			122.82%
Total deposits	$7,171,581	$62,264	1.16%	$8,271,496	$44,370	0.72%
Total funding (2)	$9,085,838	$96,272	1.42%	$9,455,057	$61,016	0.86%

(1)	Includes loans held-for-sale of discontinued operations.
(2)

Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

Banc of California, Inc.

Consolidated Operations

Non-GAAP Measures

(Dollars in thousands, except per share data)

(Unaudited)

Under Item 10(e) of SEC Regulation S-K, public companies disclosing financial measures in filings with the SEC that are not calculated in accordance with GAAP must also disclose, along with each non-GAAP financial measure, certain additional information, including a presentation of the most directly comparable GAAP financial measure, a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a statement of the reasons why the company’s management believes that presentation of the non-GAAP financial measure provides useful information to investors regarding the company’s financial condition and results of operations and, to the extent material, a statement of the additional purposes, if any, for which the company’s management uses the non-GAAP financial measure.

Return on average tangible common equity and efficiency ratio, as adjusted, tangible common equity to tangible assets, and tangible common equity per common share and tangible common equity per common share and per common share issuable under purchase contracts constitute supplemental financial information determined by methods other than in accordance with GAAP. These non-GAAP measures are used by management in its analysis of the Company’s performance.

Tangible common equity is calculated by subtracting preferred stock, goodwill, and other intangible assets from stockholders’ equity. Tangible assets is calculated by subtracting goodwill and other intangible assets from total assets. Banking regulators also exclude goodwill and other intangible assets from stockholders’ equity when assessing the capital adequacy of a financial institution.

Adjusted efficiency ratio is calculated by subtracting loss on investments in alternative energy partnerships from noninterest expense and adding total pre-tax return, which includes the loss on investments in alternative energy partnerships, to the sum of net interest income and noninterest income (total revenue). Management believes the presentation of these financial measures adjusting the impact of these items provides useful supplemental information that is essential to a proper understanding of the financial results and operating performance of the Company.

This disclosure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

The following tables provide reconciliations of the non-GAAP measures with financial measures defined by GAAP.

	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Tangible common equity to tangible assets ratio
Total assets	$10,260,822	$10,319,280	$10,329,319	$10,327,852	$10,280,028
Less goodwill	(37,144)	(37,144)	(37,144)	(37,144)	(37,144)
Less other intangible assets	(6,990)	(7,683)	(8,510)	(9,353)	(10,219)

Tangible assets	$10,216,688	$10,274,453	$10,283,665	$10,281,355	$10,232,665

Total stockholders’ equity	$946,678	$988,688	$993,756	$1,012,308	$1,013,908
Less goodwill	(37,144)	(37,144)	(37,144)	(37,144)	(37,144)
Less other intangible assets	(6,990)	(7,683)	(8,510)	(9,353)	(10,219)

Tangible equity	902,544	943,861	948,102	965,811	966,545
Less preferred stock	(231,128)	(269,071)	(269,071)	(269,071)	(269,071)

Tangible common equity	$671,416	$674,790	$679,031	$696,740	$697,474

Total stockholders’ equity to total assets	9.23%	9.58%	9.62%	9.80%	9.86%
Tangible equity to tangible assets	8.83%	9.19%	9.22%	9.39%	9.45%
Tangible common equity to tangible assets	6.57%	6.57%	6.60%	6.78%	6.82%
Common stock outstanding	50,180,607	50,142,955	50,079,736	50,083,345	50,096,056
Class B non-voting non-convertible common stock outstanding	477,321	403,778	508,107	508,107	430,694

Total common stock outstanding	50,657,928	50,546,733	50,587,843	50,591,452	50,526,750

Tangible common equity per common stock	$13.25	$13.35	$13.42	$13.77	$13.80
Book value per common stock	$14.13	$14.24	$14.33	$14.69	$14.74

Banc of California, Inc.

Consolidated Operations

Non-GAAP Measures, Continued

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended					Nine Months Ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	September 30, 2018	September 30, 2017
Return on tangible common equity
Average total stockholders’ equity	$1,000,819	$1,000,856	$1,019,961	$1,014,368	$1,005,462	$1,007,142	$1,007,185
Less average preferred stock	(260,822)	(269,071)	(269,071)	(269,071)	(269,071)	(266,291)	(269,071)
Less average goodwill	(37,144)	(37,144)	(37,144)	(37,144)	(37,144)	(37,144)	(37,829)
Less average other intangible assets	(7,412)	(8,110)	(8,972)	(9,788)	(10,760)	(8,159)	(11,910)

Average tangible common equity	$695,441	$686,531	$704,774	$698,365	$688,487	$695,548	$688,375

Net income	$11,096	$14,780	$8,558	$11,302	$16,949	$34,434	$46,407
Less preferred stock dividends and impact of preferred stock redemption	(7,277)	(5,113)	(5,113)	(5,113)	(5,112)	(17,503)	(15,338)
Add amortization of intangible assets	693	827	843	866	916	2,363	3,062
Add impairment on intangible assets	—	—	—	—	—	—	336
Less tax effect on amortization and impairment of intangible assets	(146)	(174)	(177)	(303)	(321)	(496)	(1,189)

Net income available to common stockholders	$4,366	$10,320	$4,111	$6,752	$12,432	$18,798	$33,278

Return on average equity	4.40%	5.92%	3.40%	4.42%	6.69%	4.57%	6.16%
Return on average tangible common equity	2.49%	6.03%	2.37%	3.84%	7.16%	3.61%	6.46%
Statutory tax rate utilized for calculating tax effect on amortization and impairment of intangible assets	21.00%	21.00%	21.00%	35.00%	35.00%	21.00%	35.00%

	Three Months Ended					Nine Months Ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	September 30, 2018	September 30, 2017
Adjusted efficiency ratio including the pre-tax effect of investments in alternative energy partnerships
Noninterest expense	$60,977	$62,554	$59,812	$66,424	$79,008	$183,343	$301,839
(Loss) gain on investments in alternative energy partnerships	(2,484)	(1,808)	34	(3,995)	(8,348)	(4,258)	(26,791)

Adjusted noninterest expense	$58,493	$60,746	$59,846	$62,429	$70,660	$179,085	$275,048

Net interest income	$71,322	$72,953	$71,624	$73,246	$75,953	$215,899	$237,996
Noninterest income	5,718	9,168	10,452	6,429	18,827	25,338	98,348

Total revenue	77,040	82,121	82,076	79,675	94,780	241,237	336,344
Tax credit from investments in alternative energy partnerships	412	1,912	7,323	4,908	8,777	9,647	33,287
Deferred tax expense on investments in alternative energy partnerships	(43)	(211)	(769)	(859)	(1,536)	(1,023)	(5,825)
Tax effect on tax credit and deferred tax expense	180	631	2,422	3,004	3,804	3,233	17,528
(Loss) gain on investments in alternative energy partnerships	(2,484)	(1,808)	34	(3,995)	(8,348)	(4,258)	(26,791)

Total pre-tax adjustments for investments in alternative energy partnerships	(1,935)	524	9,010	3,058	2,697	7,599	18,199

Adjusted total revenue	$75,105	$82,645	$91,086	$82,733	$97,477	$248,836	$354,543

Efficiency ratio	79.15%	76.17%	72.87%	83.37%	83.36%	76.00%	89.74%
Adjusted efficiency ratio including the pre-tax effect of investments in alternative energy partnerships	77.88%	73.50%	65.70%	75.46%	72.49%	71.97%	77.58%
Effective tax rate utilized for calculating tax effect on tax credit and deferred tax expense	32.81%	27.07%	26.98%	42.59%	34.44%	27.27%	38.96%